UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
___________

FORM 8-K
___________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): September 15, 2011

MONKEY ROCK GROUP, INC.
(Exact name of small business issuer as specified in its charter)

(Former Name of Registrant)

Delaware	001-15165	98-0208402
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

291 S. Main Street J. Yuma, Arizona, 85364
 (Address of principal executive offices)

(928) 304-8817
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Item 1.01         Entry Into a Material Definitive Agreement

The Company, Monkey Rock Group, Inc.  (“Monkey Rock”) entered into a Share Purchase Agreement (the “Agreement”) dated June 23, 2011 with Nissi Group Incorporated (“Nissi Group”), a Hawaiian corporation  and certain Monkey Rock Group shareholders, wherein Monkey Rock  agreed to exchange 90,000,000 shares of newly issued shares of Monkey Rock in exchanged for 100% of the Common and Preferred stock of Nissi Group.  The Purchase Price is $149,674.76, which is being paid in accordance with the terms of Share Purchase Agreement.  The Agreement provides that the Purchase Price is to be paid, by the payment of outstanding obligations of the Company, which are outlined in the Agreement.  A portion of the Purchase Price has been paid as of the date hereof, and the remaining balance is due and payable on or before September 30, 2011.

The Closing occurred on September 8, 2011.

Description of Business of Acquired Asset

Some of the statements contained in this current report of Monkey Rock Group, Inc. (hereinafter the "Company", "We" or the "Registrant" discuss future expectations, contain projections of our operations or financial condition or state other forward-looking information. On June 23, 2011, the Registrant entered into Share Purchase Agreement (the "Agreement") with Nissi Group, whereby Nissi Group became a wholly owned subsidiary of the Company.  Nissi is the parent company of Nissi Mining Company (“Nissi Mining”).

Forward-Looking Statements and Associated Risks

This current report on Form 8-K and the documents incorporated herein by reference contain forward-looking statements that have been made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on current expectations, estimates and projections about Monkey Rock Group, Inc.’s industry, management beliefs, and assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” ”believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results and outcomes may differ materially from what is expressed or forecasted in any such forward-looking statements.

PART I

Corporate Information

All of our reports and filings with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, are made available, free of charge, through the SEC website located at http://www.sec.com, including annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, and any amendments to these reports. In addition, the public may read and copy any materials we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, NW, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room and the SEC's Internet website by calling the SEC at 1-800-SEC-0330 begin_of_the_skype_highlighting end_of_the_skype_highlighting.   The Company maintains a website at www.nissiminingco.com.

The Business of Nissi Mining Company

Nissi Group, Inc., was founded on October 20, 2005 as a Hawaiian corporation, and is a business created to own and operate Nissi Mining Company, which holds claims to an active gold mining site in Yuma, Arizona known as the Los Flores Mines.  The Company has long range plans to expand throughout the U.S. and internationally.  Nissi Mining also has plans to engage in Contract mining for other mine owners, to build additional cash-flow and contribute to the company’s growth and overall profits. The company plans to operate as eco-friendly as possible.

The Company's Business Strategy

The Los Flores Mine consists of 7 claims, registered with the Bureau of Land Management, and is located 15 miles northeast of the city of Yuma, Arizona.  The claims are located in the following coordinates Township 7 South and Range 21 & 22 West.  The company has filed a notice of operations with the Bureau of Land Management to commence operations and has posted the required bonds and obtained approval of its notice filed to commence in accordance with 43 CFR 3809.  The Company’s plans require the Company obtain sufficient funding to purchase equipment prior to commencing operations on this site.   Access to the property is via well-maintained asphalt and dirt roads from Arizona State Highway 95, northeast of the town of Yuma. The Los Flores/Tuttle Mine is owned by the Bureau of Land Management (BLM). The company currently owns clear title to all mineral rights of the Los Flores Mine claims and is current with all annual filings, fees and remains in compliance and good standing with the Bureau of Land Management (BLM) with a cash bond and notice for exploration, processing, milling and recovery to begin production. There are no liens or encumbrances on the title or mineral rights to date.

The company currently has a proposal to acquire an additional 21 mine claims known as the Tuttle Mine, for which the company is currently seeking funding.  With the completion of the acquisition of the adjacent Tuttle Mine, we would add an additional 21 claims, bringing the project to a total of 28 placer mining claims or 560 acres.

In addition, the Company plans to be a local service provider of cost-effective mining solutions for the small and large mine owner’s by providing the most advanced technology, proprietary mining techniques, services and support in contract milling, processing and recovery of precious metals from lode ore and placer deposits. Management believes that this could present a very lucrative opportunity in the current market, by saving mine owners millions in startup capital and costs of constructing and operating on-site mills.  The company plans to service both prominent as well as emerging mining; projects, developments and organizations in the mining industry. To date, the company has focused primarily on the research, design, development, and mining production of the following metals: gold, platinum, silver and copper utilizing varies testing methods and state of the art equipment for maximum efficiency

Competition

Management has been unable to find any direct competition that would impact the company’s planned mining at the Los Flores mine and its proposed contract milling operations.  Theoretically the company could face competition from other sellers of gold that is processed from the mine, however, the Company does not anticipate any effect on its operations in that regard, as unprecedented U.S. trade deficits, record energy prices, the devaluation of the U.S. dollar, and growing anticipation of inflationary pressures have contributed to a new public interest in gold and other precious metals.

 Our Facilities

After the Share Exchange and change of management, the Company has elected to maintain its corporate headquarters at Nissi’s headquarters, located at 291 S. Main Street, Suite J., Yuma, AZ 85364.  The Company also has its mining operations located at the Los Flores Mine which is located 15 miles northeast of the city of Yuma, Arizona.

Dependence on Major Customers

The Company does not depend on any major customers.

Employees

As of September 14, 2011, the Company had 1 full time employee, which includes its executive officer. No employees are covered by a collective bargaining agreement. The Company's management considers relations with its employees to be satisfactory.

Risk Factors

Investing in our common stock will provide an investor with an equity ownership interest. Shareholders will be subject to risks inherent in our business. The performance of our shares will reflect the performance of our business relative to, among other things, general economic and industry conditions, market conditions and competition. The value of the investment may increase or decrease and could result in a loss. An investor should carefully consider the following factors as well as other information contained in this current report on Form 8-K.

This current report on Form 8-K also contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated in the forward-looking statements as a result of many factors, including the risk factors described below and the other factors described elsewhere in this Form 8-K.

RISK FACTORS RELATED TO OUR BUSINESS

Limited Operating History.  Nissi Mining has been in development stage for a number of years, with its time spent acquiring the Los Flores claims and obtaining the  approval for notice of operation necessary to commence its proposed milling and operations.  Nissi Mining has no operating history upon which an investor may rely.  Potential investors should be aware of the difficulties the Company is likely to encounter in view of the fact that it has not yet commenced operations, including, but not limited to, competition and unanticipated costs and expenses.  There can be no assurance that the Company will successfully implement its mining operations or other business plans.

Ability to purchase equipment and hire needed labor may negatively impact our margins.   The business in which we operate relies upon our ability to purchase heavy machinery and hire needed labor, and relies on the ability to obtain the funds to acquire the proper equipment and negotiate cost savings on these major purchases.   If we are unable to obtain the necessary funding to purchase the equipment and hire the employees we need, our financial condition and business prospects will suffer.

Price of Gold. Gold is a commodity whose price fluctuates greatly from time to time, thus affecting the Company’s ability to accurately project income.

Un-mined Claims.  The Company is relying on the GEO Report completed by Mr. Craig L. Parkinson of West Coast Environmental & Engineering in preparing its business plan and financial projections, however, to date the Company has not begun mining operations and has only the valuation report independently completed by Mr. Craig L. Parkinson a licensed geologist which indicates of the value of the claims.   There is no guarantee that the Company will be able to obtain the values indicated by the Geologist’s Report.

State of Technology.  Production and processing technology is subject to significant change.  There can be no assurance that innovations in the industry, including, but not limited to, the development of new technologies, will not render the Company’s proposed methods or equipment less efficient and/or have a material adverse effect upon the business of the Company.

Environmental concerns and regulations may impact our business.  Mining operations are subject to various laws, regulations and judicial and administrative orders concerning protection of the environment and human health.   Our mining operations may also be impacted by environmental laws and regulations that are to date unknown.  We cannot assure you that environmental regulations may not be adopted that impact our procedures or potentially increase liability to limit environmental damages.  If such regulations are adopted, they would also apply to others in our industry, but we cannot determine whether we will be readily able to comply with new but unanticipated regulations of the U.S. Environmental Protection Agency, and by similar state agencies. In the event that claims are asserted against us for environmental damages, whether or not we are found to be liable, we could be materially adversely affected because of the costs associated with defending against any environmental claims.

We may experience adverse impacts on our results of operations as a result of adopting new accounting standards or interpretations. Our implementation of and compliance with changes in accounting rules, including new accounting rules and interpretations, could adversely affect our operating results or cause unanticipated fluctuations in our operating results in future periods. For example, we will be required by the Sarbanes-Oxley Act of 2002 to file an annual report on the effectiveness of our internal controls. Although we believe our internal controls are operating effectively, and we have committed internal resources to ensure compliance, we cannot guarantee that we will not have any material weaknesses as reported by our auditors and such determination could materially adversely affect our business.

Actual results could differ from the estimates and assumptions that we use to prepare our financial statements

To prepare financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions, as of the date of the financial statements, which affect the reported values of assets, liabilities, revenues and expenses and disclosures of contingent assets and liabilities.

Our failure to attract and retain qualified personnel, including key officers, could have an adverse effect on us.  Our ability to attract and retain qualified personnel, and other professional personnel in accordance with our needs is an important factor in determining our future success. Our ability to be successful depends in part on our ability to attract and retain skilled laborers in our industry. Demand for these workers can at times be high and the supply extremely limited. Our success is also highly dependent upon the continued services of our key officer, Mr. Dexter Aspacio, our President, CEO and Director. We have no "key" man insurance on the lives of any executive officer.

We need additional capital to fund our planned operations.  The Company does not have cash reserves necessary to meet its operational requirements and will be dependent upon the sale of its common stock and or other financing to commence operations.  We expect to fund our general operations and marketing activities for the next twelve months with funding provided or arranged for us by our officers or affiliates. However, unexpected expenses or increases in costs may arise. There is no assurance we can raise the capital we needed. If additional funds are required we may be required to sell our securities or seek debt financing, but there can be no assurance that such financing will be at terms satisfactory to us. The Company currently has no commitment for financing.

The Company will be dependent upon the following:  (i) future earnings, (ii) the availability of funds from private sources, including, but not limited to, bank financing and loans and (iii) future offerings.  However, due to the lack of an operating history, the Company’s ability to obtain additional funds is limited.  Market conditions are subject to uncertainty and there can be no assurance that other funds will be available to the Company.  Such financing may only be available, if at all, upon terms that may not be advantageous to the Company.  If adequate funds are not available from operations or from additional sources of financing upon satisfactory terms, the Company’s business will be adversely affected.

Company’s projections are reliant on various factors it cannot control.  The future viability and profitability of the Company as an exploration and mining company will depend on a number of factors, including:

•	commodity prices and exchange rates, which are constantly changing;
•
risks inherent in exploration and mining including, among other things, successful exploration and identification of ore reserves, satisfactory performance of mining operations if a mineable deposit is discovered and competent management;

•
risks associated with obtaining the grant of any or all of the Company’s mining tenements or its ability to obtain operating permits and or amendments to its existing notice of operation which are applications, or renewal of tenements upon expiry of their current term, including the grant of subsequent titles where applied for over the same ground.

Because our sole executive officer and sole director, Mr. Dexter Aspacio, controls a majority of the voting rights of outstanding common stock through his ownership of preferred shares, investors may find that corporate decisions influenced by Mr. Aspacio are inconsistent with the best interests of other stockholders.

Mr. Dexter Aspacio, our sole executive officer and sole director, controls a majority of the voting rights of our issued and outstanding shares of common stock through his ownership of the Series A preferred stock.  The interests of Mr. Aspacio may not be, at all times, the same as that of other shareholders.  Since Mr. Aspacio is not simply a passive investor but is also our sole executive, his interests as an executive may, at times, be adverse to those of passive investors. Where those conflicts exist, our shareholders will be dependent upon Mr. Aspacio exercising, in a manner fair to all of our shareholders, his fiduciary duties as an officer or as a member of our board of directors. Also, Mr. Aspacio will have the ability to significantly influence the outcome of most corporate actions requiring shareholder approval, including the merger of Monkey Rock with or into another company, the sale of all or substantially all of our assets and amendments to our articles of incorporation.  This concentration of ownership with Mr. Aspacio may also have the effect of delaying, deferring or preventing a change in control of Monkey rock, which may be disadvantageous to minority shareholders.

RISK FACTORS RELATED TO MARKET OF OUR COMMON STOCK

You cannot be sure that an active trading market will develop or be sustained for our common stock. There can be no assurance regarding the market price of our shares. In addition, the liquidity of any trading market in the shares, and the market price quoted for the shares, may be adversely affected by changes in the overall market for securities generally and by changes in our financial performance or prospects for companies in our industry generally. As a result, you cannot be sure that an active trading market will develop or be sustained for our shares.

State Blue Sky Registration; Potential Limitations on Resale of our Securities.  The class of common stock registered under the Exchange Act has not been registered for resale under the Act or the "blue sky" laws of any state. The holders of such shares and persons, who desire to purchase them in any trading market that might develop in the future, should be aware that there may be significant state blue-sky law restrictions upon the ability of investors to resell our securities. Accordingly, investors should consider the secondary market for the Company's securities to be a limited one.

Dividends Unlikely.  We do not expect to pay dividends for the foreseeable future. The payment of dividends, if any, will be contingent upon our future revenues and earnings, capital requirements and general financial condition. The payment of any dividends will be within the discretion of our board of directors. It is our intention to retain all earnings for use in the business operations and accordingly, we do not anticipate that the Company will declare any dividends in the foreseeable future.

Possible Issuance of Additional Securities. We may issue additional shares of common stock in connection with any funding needs, or future acquisitions of operating businesses or assets. To the extent that additional shares of common stock are issued, our shareholders would experience dilution of their respective ownership interests in the Company. The issuance of additional shares of common stock may adversely affect the market price of our common stock and could impair our ability to raise capital through the sale of our equity securities.

Compliance with Penny Stock Rules.  Our securities are considered a "penny stock" as defined in the Exchange Act and the rules there under, since the price of our shares of common stock is less than $5 per share. Unless our common stock will otherwise be excluded from the definition of "penny stock," the penny stock rules apply with respect to that particular security. The penny stock rules require a broker-dealer prior to a transaction in penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document prepared by the SEC that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its sales person in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules require that the broker-dealer, not otherwise exempt from such rules, must make a special written determination that the penny stock is suitable for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure rules have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. So long as the common stock is subject to the penny stock rules, it may be more difficult to sell such securities. Such requirements, if applicable, could additionally limit the level of trading activity for our common stock and could make it more difficult for investors to sell our common stock.

Management's Discussion and Results of Operations and Financial Conditions

The following discussion should be read in conjunction with our financial statements and the related notes appearing elsewhere in this report.  The following discussion contains forward-looking statements reflecting our plans, estimates and beliefs.  Our actual results could differ materially from those discussed in the forward-looking statements.  Factors that could cause or contribute to such differences include, but are not limited to those discussed below and elsewhere in this report, particularly in the section entitled "Risk Factors".

ITEM 5.01  CHANGE IN CONTROL

(a) Pursuant to a Share Purchase Agreement dated as of June 23, 2011 (the "Agreement"), Monkey Rock Group, Inc., a Delaware corporation (the "Registrant") and Nissi Group Incorporated, a Hawaiian corporation  ("Nissi Group"), Nissi Group became a wholly owned subsidiary of Monkey Rock.  The Agreement , as amended, is attached as Exhibit 10.3 hereto. The Agreement was adopted by the unanimous consent of the Board of Directors and by written approval of a majority of the issued and outstanding shares of the Registrant and by the board of directors of Nissi Group.

The Agreement provides that Monkey Rock issue a total of 90,000,000 shares of common stock to the present shareholders of Nissi Group in exchange for the issued and outstanding shares of the Nissi shareholders.  Following the Closing of the Agreement, Monkey Rock, as the successor reporting company, shall have a total of 107,806,248 shares issued and outstanding.

(b) The following table contains information regarding the shareholder ownership of Monkey Rock , its directors and executive officers and those persons or entities who beneficially own more than 5% of Monkey Rock ’s shares post closing:

Name	Amount of Stock Beneficially owned (1)	Percent of Common Stock Beneficially Owned
Dexter Aspacio, Chairman and CEO 291 S. Main Street, Suite J Yuma, AZ 85364	32,000,000 common 5,000,000 preferred	29.68% 100%
James O. & Christina J. Scott 842 Wavercrest Pl. Victoria, BC Canada V87257	25,490,000 common	23.64%
John Dent	8,155,000	7.56%
All Directors and executive officers as a group 1 person	32,000,000commo 5,000,000 preferred	29.68% 100%

(1) Based upon 107,806,248 outstanding shares of common stock, following the Closing and the issuance of shares to Nissi Group's shareholders.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS

The Registrant reports in this current report on Form 8-K the appointment of Dexter Aspacio to the positions of CEO and President on September 8, 2011. Also, on September 8, 2011, the Registrant accepted the resignations of John Dent and Matthew Dent as officers and directors of the Registrant. Messrs. John and Matthew Dent  had no disagreement with the Registrant on any matter relating to Registrant’s operations, policies or practices.

Mr. Dexter Aspacio, 36, President & CEO

Mr. Aspacio has been an entrepreneur for over 10 years, having been involved in many diverse industries.

Mr. Aspacio registered Nissi Group, Inc. in Arizona as a foreign corporation operating under the name   Nissi Mining Co.   To date, he has led the company’s efforts to acquire the Los Flores Claims and obtain an approved notice of operations in accordance with 43 CFR 3089.  He has conducted and completed several testing and engineering reports as well as obtaining an independent geological and evaluation report. He received a Part 48 certificate of completion for miners training by the ASMI office.  In conjunction with MSHA, he completed and met all requirements for the following certifications:  Hazard Recognition, Statutory Rights of Miners, Self Rescue and Respiratory Devices, Transport and Communication Systems, Ground Control and Ventilation, Mandatory Health and Safety Standards, Authority and Responsibility of Supervisors & Miners Representatives, Health, Electrical Hazards, First Aid /BBP and CPR, Explosives, and Prevention of Accident.

Each director serves until his or her successor is elected. There are no arrangements or understandings between any prospective director and any other person pursuant to which he or she was selected as a prospective director.

Each prospective officer will serve until he or she is replaced by the Board of Directors.  There are no arrangements or understandings between any officer of the Company and any other person pursuant to which he or she was selected as a prospective officer.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Consolidated Financial statements for Monkey Rock  will be produced in an Amended 8K to be filed within 71 calendar days from the date following the filing of this 8K, if not sooner, as provided in Rule 8-04(b) of Regulation S-X.

Effective June 23, 2011, the Company entered into a Share Exchange Agreement with Monkey Rock Group, Inc. with Nissi Group becoming a wholly owned subsidiary of Monkey Rock Group.

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
10.3	Share Purchase Agreement between the Registrant and Nissi Group, Inc. dated June 23, 2011
10.4	Amendment to Agreement dated September 7, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monkey Rock Group, Inc.

Dated: September 15, 2011	/s/ Dexter Aspacio
DexterAspacio, President &CEO